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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




                         Date of Report:  January 18, 1996
                Date of earliest event reported:  January 18, 1996


                        SOUTHERN CALIFORNIA EDISON COMPANY
              (Exact name of registrant as specified in its charter)



         CALIFORNIA                         1-2313                95-1240335
(State or other jurisdiction of           (Commission          (I.R.S. employer
incorporation or organization)           file number)       identification no.)


                             2244 Walnut Grove Avenue
                                  (P.O. Box 800)
                            Rosemead, California  91770
           (Address of principal executive offices, including zip code)


                                   818-302-1212
               (Registrant's telephone number, including area code)


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Item 5.  Other Events

     On January 18, 1996, SCEcorp, the parent corporation of Southern California Edison Company (Edison), issued a press release announcing earnings of $1.66 per share, up from $1.52 in the prior year. For 1995, Edison's operating earnings were $1.47 per share, nine cents higher than 1994. A copy of the press release is filed herewith as Exhibit 20.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(c)     Exhibits

Exhibit
Number                            Description
-------                           -----------

20.1             SCEcorp Announces 1995 Fourth Quarter Earnings


                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUTHERN CALIFORNIA EDISON COMPANY


                                                   KENNETH S. STEWART
                                      ----------------------------------
                                                   KENNETH S. STEWART
                                                ASSISTANT GENERAL COUNSEL
                                                 AND ASSISTANT SECRETARY

January 18, 1996